Exhibit 99.1

Koppers Holdings Inc. 436 Seventh Avenue Pittsburgh, PA 15219-1800 Tel 412 227 2001 www.koppers.com

News Release

FOR IMMEDIATE RELEASE

For Information:	Michael J. Zugay, Chief Financial Officer
412 227 2231
ZugayMJ@koppers.com

Koppers Announces Planned Leadership Succession

Michael Zugay to Retire as Chief Financial Officer; Jimmi Sue Smith Named as Successor

PITTSBURGH, August 6, 2021 – Koppers Holdings Inc. (NYSE: KOP), an integrated global provider of treated wood products, wood treatment chemicals and carbon compounds, today announced that Chief Financial Officer Michael J. Zugay has informed the Board of Directors of his decision to retire effective December 31, 2021.  The Board has appointed Jimmi Sue Smith, the company’s current Vice President, Finance and Treasurer, to assume the role of Chief Financial Officer effective January 1, 2022.  Ms. Smith will report to Leroy Ball, Koppers President and Chief Executive Officer.

Commenting on Mr. Zugay’s retirement, “Mike was the first hire I made as I was transitioning from CFO to the CEO role at Koppers, and he turned out to be everything I hoped he would be.  His previous experience leading finance organizations in the public company space brought valuable expertise to the senior leadership team at that time which enabled us to focus our efforts on creating a strategy to rebuild Koppers into a unique portfolio of products and services serving essential infrastructure markets.  I want to extend my gratitude to Mike for his exceptional leadership and his many contributions to support the strategy that has so successfully transformed our company. It has been a pleasure to work alongside him day in and day out,” said Ball. “On behalf of the Board of Directors and all Koppers employees, I wish Mike all the best in his well-deserved retirement.”

Mr. Zugay has served as Chief Financial Officer of Koppers since 2014, leading all aspects of the company’s global finance and accounting, budgeting and forecasting, tax, investor relations and communications functions, as well as advising on key strategic growth initiatives.

“It has been an honor to lead such a talented team at Koppers, particularly during the past 18 months in which my colleagues displayed tremendous resilience as we navigated the unprecedented challenges arising from the COVID-19 pandemic.  I am proud of the significant progress we have made to drive our growth strategy over the past seven years,” said Zugay. “I believe Koppers is operating from a position of strength, with a long runway of profitable growth ahead. I am confident that Jimmi Sue’s experience and leadership capabilities will help Koppers to continue on the path of improved performance and disciplined execution of our company’s strategy. I look forward to working with Jimmi Sue and the rest of the team to ensure a smooth transition.”

“It gives me great confidence to know that Jimmi Sue, a seasoned financial executive, is stepping into this role,” said Ball. “She has an excellent understanding of our business as well as our industry, and in a relatively short period of time she has gained the respect of her colleagues across the organization. I look forward to working closely with Jimmi Sue in her new role to create value for all of our stakeholders.”

"It is an exciting time at Koppers, and I am very enthusiastic for the opportunity to contribute to the company's future success," said Smith.  "I am proud to lead this finance organization, which will continue to find ways to execute on future growth opportunities.”

Since February 2020, Ms. Smith has served as Koppers Vice President, Finance and Treasurer, overseeing the global treasury management function.  She plays an integral role in the company’s capital markets financing, merger and acquisition activities, and debt agreements. In addition, she has responsibility for building and strengthening relationships with a syndication of commercial banks as well as credit rating agencies.

Ms. Smith brings extensive financial leadership experience.  She started her career at a Big Four accounting firm and subsequently served in various financial and accounting management roles that include companies in the manufacturing and natural gas sectors.  Ms. Smith received her bachelor’s degree in Business Administration with an Accounting concentration from West Virginia University and a Juris Doctor degree from the Duquesne University School of Law.

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About Koppers

Koppers, with corporate headquarters in Pittsburgh, Pennsylvania, is an integrated global provider of treated wood products, wood treatment chemicals and carbon compounds.  Our products and services are used in a variety of niche applications in a diverse range of end-markets, including the railroad, specialty chemical, utility, residential lumber, agriculture, aluminum, steel, rubber, and construction industries.  We serve our customers through a comprehensive global manufacturing and distribution network, with facilities located in North America, South America, Australasia and Europe.  The stock of Koppers Holdings Inc. is publicly traded on the New York Stock Exchange under the symbol "KOP."  For more information, visit us on the Web: www.koppers.com. Questions concerning investor relations should be directed to Michael Zugay at 412-227-2231 or Quynh McGuire at 412-227-2049.

Safe Harbor Statement

Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and may include, but are not limited to, statements about sales levels, acquisitions, restructuring, declines in the value of Koppers assets and the effect of any resulting impairment charges, profitability and anticipated expenses and cash outflows.  All forward-looking statements involve risks and uncertainties. All statements contained herein that are not clearly historical in nature are forward-looking, and words such as “outlook,” “guidance,” “forecast,” “believe,” “anticipate,” “expect,” “estimate,” “may,” “will,” “should,” “continue,” “plan,” “potential,” “intend,” “likely,” or other similar words or phrases are generally intended to identify forward-looking statements.  Any forward-looking statement contained herein, in other press releases, written statements or other documents filed with the Securities and Exchange Commission, or in Koppers communications and discussions with investors and analysts in the normal course of business through meetings, phone calls and conference calls, regarding expectations with respect to sales, earnings, cash flows, operating efficiencies, restructurings, the benefits of acquisitions, divestitures, joint ventures or other matters as well as financings and debt reduction, are subject to known and unknown risks, uncertainties and contingencies.

Many of these risks, uncertainties and contingencies are beyond our control, and may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements.  Factors that might affect such forward-looking statements include, among other things, the impact of changes in commodity prices, such as oil and copper, on product margins; general economic and business conditions; existing and future adverse effects as a result of the coronavirus (COVID-19) pandemic; disruption in the U.S. and global financial markets; potential difficulties in protecting our intellectual property; the ratings on our debt and our ability to repay or refinance our outstanding indebtedness as it matures; our ability to operate within the limitations of our debt covenants; potential impairment of our goodwill and/or long-lived assets; demand for Koppers goods and services; competitive conditions; interest rate and foreign currency rate fluctuations; availability and costs of key raw materials; unfavorable resolution of claims against us, as well as those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Koppers, particularly our latest annual report on Form 10-K and any subsequent filings by Koppers with the Securities and Exchange Commission.  Any forward-looking statements in this release speak only as of the date of this release, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.

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